Exhibit 10.5

Loan No. 5000005272

This instrument was drafted by and should be returned to:

Brandy Milazzo

Ascension Law

5821 Fairview Rd., Suite 500

Charlotte, NC 28209

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”), dated as of April 14, 2022, by and between CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, whose address is 136 Main Street, Pineville, NC 28134 (“Assignor”), to TOWNEBANK, a Virginia state bank (“Assignee”), having its place of business at 6337 Morrison Boulevard, Charlotte, NC 28211.

WITNESSETH:

FOR VALUE RECEIVED, Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in and to all leases now or hereafter entered into whether oral or written which demise any portion of the real estate described in Exhibit “A” attached hereto (“Premises”), together with any and all extensions and renewals thereof (all such leases being hereinafter collectively referred to as the “Leases”), together with any guarantees of the tenants’ obligations thereunder, together with the immediate and continuing right to collect and receive all rents, revenues, income, payments, issues and profits arising from the Leases or out of the Premises or any part thereof, together with the right to all proceeds payable to Assignor pursuant to any purchase options on the part of the tenants under the Leases, together with all payments derived therefrom including but not limited to claims for the recovery of damages done to the Premises or for the abatement of any nuisance existing thereon, claims for damages resulting from default under said Leases whether resulting from acts of insolvency or acts of bankruptcy or otherwise, and lump sum payments for the cancellation of said Leases or the waiver of any obligation or term thereof prior to the expiration date and the return of any insurance premiums or ad valorem tax payments made in advance and subsequently refunded (hereinafter referred to as the “Rents”), all for the purpose of securing the following (hereinafter collectively referred to as the “Indebtedness”):

A. Payment of the indebtedness evidenced by that certain Promissory Note (“Note”) (including any extensions or renewals thereof) in the principal sum of the lesser of (a) the aggregate principal amount of $3,158,400.00, (b) 75% of the appraised value of the Collateral or (c) 75% of Lender approved costs to finance the Properties, executed and delivered of even date herewith by Assignor pursuant to the Loan Agreement (as hereinafter defined) and payable to the order of Assignee by and between Borrower and Lender (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), and is secured by, among other things, a Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing Statement (“Deed of Trust”) of same date from Assignor to Assignee upon the Premises, filed for record in York County, South Carolina. The Note, the Deed of Trust, the Loan Agreement and such other documents related to the Indebtedness are hereinafter collectively referred to as the “Loan Documents”; and

B. Payment of all other sums with interest thereon becoming due and payable to Assignee pursuant to the terms of this Assignment and the Loan Documents; and

C. Performance and discharge of each and every obligation, covenant and agreement of Assignor pursuant to the terms of this Assignment and the Loan Documents.

All capitalized terms used and not expressly defined herein shall have the meanings given to such terms in the Loan Agreement.

AND ASSIGNOR FURTHER AGREES, ASSIGNS AND COVENANTS:

1.	Leases. To faithfully abide by, perform and discharge each and every obligation, covenant and agreement of the Leases by Assignor to be performed; to use its best efforts to enforce or secure the performance of each and every obligation, covenant, condition and agreement of the Leases by the tenants to be performed; not to borrow against, pledge, or assign any of Assignor’s rights under the Leases or any rentals due thereunder; not to consent to a subordination or assignment of the interest of the tenants under the Leases to any party other than Assignee; not to anticipate the Rents under the Leases for more than one month in advance or reduce the amount of the Rents thereunder; and not to incur any indebtedness to the tenants without the prior written consent of Assignee. With respect to all Leases of the Premises, Assignor agrees that it will not modify, terminate, extend or renew (except on terms set forth in a Lease approved by Assignee and provided such terms do not adversely affect the financial terms of such Lease), accept a surrender of or in any way alter the terms of the Leases nor waive, excuse, condone or in any manner release or discharge the tenants of or from their obligations, covenants and agreements to be performed without the prior written consent of Assignee, such consent not to be unreasonably withheld, delayed or conditioned. In the event that Assignor enters into any subleases or other occupancy arrangements with unrelated third parties for all or any portion of the Premises, Assignor shall provide Assignee with copies of such subleases or other agreement within 10 days after execution. Assignor will not enter into any additional Leases without the prior written consent of Assignee, such consent not to be unreasonably withheld, delayed or conditioned. In addition, Assignor covenants and agrees that, with respect to all Leases: (a) it shall lease all space on the Premises at market rental rates unless approved in writing by Assignee; and (b) any action taken with respect to any lease shall be taken in the ordinary course of Assignor’s business in conformance with commercially reasonable, prudent and sound business practice. Assignor will deliver copies of all Lease amendments and new Leases to Assignee within 30 days after execution.

2.	Protect Security. At Assignor’s sole cost and expense, to appear in and defend any action or proceeding arising under, growing out of or in any manner connected with the Leases or the obligations, duties or liabilities of the lessor thereunder, and to pay all costs and expenses of Assignee, including attorneys’ fees, in any such action or proceeding in which Assignee in its sole discretion may appear.

3.	Representations. Assignor represents and warrants that: (a) it has good title to the Leases with full right to assign the same and the Rents due thereunder; (b) the Leases are valid, enforceable, in full force and effect and have not been modified or amended; (c) there are no outstanding assignments or pledges of the Leases or Rents due thereunder; (d) there are no existing defaults under the provisions of the Leases on the part of any party thereto; (e) no Rents have been waived, anticipated, discounted, setoff, compromised, discharged or released; and (f) the tenants under the Leases have no defenses, setoffs, or counterclaims against Assignor.

4.	Present Assignment. This Assignment shall constitute a perfected, absolute, and present assignment of the Leases and Rents, provided Assignee hereby grants a license to Assignor to collect all of the Rents, but not prior to accrual, and to retain, use and enjoy the same unless and until an Event of Default, as defined in the Loan Agreement, shall occur and be continuing.

5.	Event of Default and Remedies. The occurrence of an Event of Default, as defined in the Loan Agreement, shall constitute an Event of Default under the terms of this Assignment (hereinafter referred to as the “Event of Default”). Upon or at any time during the continuance of an Event of Default, Assignee may, without regard to waste, adequacy of the security or solvency of Assignor, declare all Indebtedness to be immediately due and payable, may revoke the license granted Assignor hereunder to collect the Rents, and may, at its option, without notice, either:

a.	in person or by agent, with or without taking possession of or entering the Premises, with or without bringing any action or proceeding, give, or require Assignor to give, notice to the tenants under the Leases authorizing and directing the tenants to pay all Rents directly to Assignee; collect all of the Rents; enforce the payment thereof and exercise all of the rights of Assignor under the Leases and all of the rights of Assignee hereunder; and may enter upon, take possession of, manage and operate the Premises, or any part thereof; may cancel, enforce or modify the Leases, and fix or modify Rents, and do any acts which Assignee deems proper to protect the security hereof; or

b.	apply for appointment of a receiver as a matter of right and without notice in accordance with the statutes and law made and provided for, which receivership Assignor hereby consents to, who shall collect the Rents; manage the Premises so as to prevent waste; execute Leases within or beyond the period of receivership; perform the terms of this Assignment and apply the Rents as hereinafter provided.

The entering upon and taking possession of such Premises, the appointment of a receiver, the collection of such Rents and the application thereof as aforesaid shall not cure or waive any default or waive, modify or affect notice of default under the Loan Agreement or invalidate any act done pursuant to said notice, nor in any way operate to prevent Assignee from pursuing any remedy which now or hereafter it may have under the terms and conditions of the Loan Agreement or the Note secured thereby or any other instruments securing the same. The rights and powers of Assignee hereunder shall remain in full force and effect both prior to and after any foreclosure of the Deed of Trust and any sale pursuant thereto and until expiration of the period of redemption from said sale, regardless of whether a deficiency remains from said sale. The purchaser at any foreclosure sale, including Assignee, shall have the right, at any time and without limitation, to advance money to any receiver appointed hereunder to pay any part or all of the items which the receiver would otherwise be authorized to pay if cash were available from the Premises and the sum so advanced, with interest at the Default Rate, as defined in the Note, shall be a part of the sum required to be paid to redeem from any foreclosure sale.

6.	Application of Rents. Any Rents shall be applied to the following items in such order as Assignee shall deem proper in its sole discretion: (a) to payment of all fees of any receiver appointed hereunder; (b) to payment of attorneys’ fees and all other costs and expenses incurred incident to taking and retaining possession of the Premises; (c) to payment when due of prior or current real estate taxes or special assessments with respect to the Premises or, if the Deed of Trust so requires, to the periodic escrow for payment of the taxes or special assessments then due; (d) to payment when due of premiums for insurance of the type required by the Deed of Trust or Loan Agreement or, if the Deed of Trust or Loan Agreement so requires, to the periodic escrow for the payment of premiums then due; (e) to payment of all expenses necessary for managing and securing the Premises, including without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as may be necessary or desirable and all expenses of operating and maintaining the Premises; (f) to payment of all costs of any alterations, renovations, repairs or replacements of any improvements on the Premises, and (g) to payment of all or any portion of the Indebtedness which has become due and payable in such order as Assignee may determine.

7.	No Liability for Assignee. Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge any obligation, duty or liability under said Leases, nor shall this Assignment operate to place responsibility for the control, care, management or repair of the Premises upon Assignee, nor for the carrying out of any of the terms and conditions of said Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Premises, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of said Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger, nor liable for laches or failure to collect the Rents, and Assignee shall be required to account only for such moneys as are actually received by it. All actions taken by Assignee pursuant to this Assignment shall be taken for the purposes of protecting Assignee’s security, and Assignor hereby agrees that nothing herein contained and no actions taken by Assignee pursuant to this Assignment, including, but not limited to, Assignee’s approval or rejection of any Lease for any portion of the Premises, shall in any way alter or impact the obligation of Assignor to pay the Indebtedness. Assignor hereby waives any defense or claim that may now exist or hereinafter arise by reason of any action taken by Assignee pursuant to this Assignment.

8.	Assignor to Hold Assignee Harmless. Assignor shall and does hereby agree to indemnify and to hold Assignee harmless of and from any and all liability, loss or damage which it may or might incur under the Leases or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said Leases. Should Assignee incur any such liability, or any costs or expenses in the defense of any such claims or demands, the amount thereof, including costs, expenses, and attorneys’ fees, shall be secured hereby, shall be added to the Indebtedness and Assignor shall reimburse Assignee therefor immediately upon demand, and the continuing failure of Assignor so to do shall constitute a default hereunder and an Event of Default under the Loan Agreement.

9.	Security Deposits. Upon and during the continuance of an Event of Default, Assignor agrees on demand to transfer to Assignee any security deposits held by Assignor under the terms of the Leases. Assignor agrees that such security deposits may be held by Assignee without any allowance of interest thereon, except statutory interest accruing to the benefit of the tenants and shall become the absolute property of Assignee upon a default hereunder or an Event of Default under the Loan Agreement to be applied in accordance with the provisions of the Leases. Until Assignee makes such demand, and the deposits are paid over to Assignee, Assignee assumes no responsibility to the tenants for any such security deposit.

10.	Authorization to Tenants. The tenants under the Leases are hereby irrevocably authorized and directed to recognize the claims of Assignee or any receiver appointed hereunder without investigating the reason for any action taken by Assignee or such receiver, or the validity or the amount of indebtedness owing to Assignee, or the existence of any default in any Loan Document or under or by reason of this Assignment, or the application to be made by Assignee or receiver. Upon and during the continuance of an Event of Default, Assignor hereby irrevocably directs and authorizes the tenants to pay to Assignee or such receiver all sums due under the Leases and consents and directs that said sums shall be paid to Assignee or any such receiver in accordance with the terms of its receivership without the necessity for a judicial determination that a default has occurred hereunder or under the Loan Agreement or that Assignee is entitled to exercise its rights hereunder, and to the extent such sums are paid to Assignee or such receiver, Assignor agrees that the tenants shall have no further liability to Assignor for the same. The sole signature of Assignee or such receiver shall be sufficient for the exercise of any rights under this Assignment and the sole receipt of Assignee or such receiver for any sums received shall be a full discharge and release therefor to any such tenants or occupants of the Premises. Checks for all or any part of the Rents collected under this Assignment shall upon notice from Assignee or such receiver be drawn to the exclusive order of Assignee or such receiver.

11.	Satisfaction. Upon the payment in full of all Indebtedness as evidenced by a recorded satisfaction of the Deed of Trust executed by Assignee, or its subsequent assign, this Assignment shall without the need for any further satisfaction or release become null and void and be of no further effect.

12.	Assignee Creditor of the Tenants Upon Bankruptcy. Upon or at any time during the continuance of an Event of Default in the payment of any Indebtedness or in the performance of any obligation, covenant, or agreement pursuant to the terms of this Assignment or any of the Loan Documents, Assignor agrees that Assignee, and not Assignor, shall be and be deemed to be the creditor of the tenants in respect of assignments for the benefit of creditors and bankruptcy, reorganization, insolvency, dissolution, or receivership proceedings affecting such tenants (without obligation on the part of Assignee, however, to file or make timely filings of claims in such proceedings or otherwise to pursue creditors’ rights therein, and reserving the right to Assignor to make such filing in such event) including without limitation, the right to file and prosecute, to the exclusion of Assignor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the tenant under a Lease under the U.S. Bankruptcy Code. Assignee shall have the option to apply any money received by Assignee as such creditor in reduction of the Indebtedness.

13.	Assignor Bankruptcy. If there shall be filed by or against Assignor a petition under the U.S. Bankruptcy Code, and Assignor, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the U.S. Bankruptcy Code, then Assignor shall give Assignee not less than 10 days prior notice of the date on which Assignor shall apply to the bankruptcy court for authority to reject the Lease. Assignee shall have the right, but not the obligation, to serve upon Assignor within such ten-day period a notice stating that (i) Assignee demands that Assignor assume and assign the Lease to Assignee pursuant to Section 365 of the U.S. Bankruptcy Code and (ii) Assignee covenants to cure or provide adequate assurance of future performance under the Lease. If Assignee serves upon Assignor the notice described in the preceding sentence, Assignor shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within 30 days after the notice shall have been given, subject to the performance by Assignee of the covenant provided for in clause (ii) of the preceding sentence.

14.	Assignee Attorney-In-Fact. Upon and during the continuance of an Event of Default, Assignor hereby irrevocably appoints Assignee and its successors and assigns as its agent and attorney-in-fact, which appointment is coupled with an interest, to exercise any rights or remedies hereunder and to execute and deliver during the term of this Assignment such instruments as Assignee may deem necessary to make this Assignment and any further assignment effective.

15.	Subsequent Leases. Until the Indebtedness shall have been paid in full, Assignor will deliver to Assignee executed copies of any and all other and future Leases upon all or any part of the said Premises and agrees to make, execute and deliver unto Assignee upon demand and at any time or times, any and all assignments and other instruments sufficient to assign the Leases and the Rents thereunder to Assignee or that Assignee may deem to be advisable for carrying out the true purposes and intent of this Assignment. From time to time on request of Assignee, Assignor agrees to furnish Assignee with a rent roll of the Premises disclosing current tenancies, rents payable, and such other matters as Assignee may request.

16.	General Assignment of Leases and Rents. The rights contained in this Assignment are in addition to and shall be cumulative with the rights given and created in the Deed of Trust, assigning generally all leases, rents and profits of the Premises and shall in no way limit the rights created thereunder. The granting of this Assignment is a condition precedent to Assignee’s making of the loan secured hereby. To the extent that the terms of the Deed of Trust are inconsistent with the terms of this Assignment, the terms of this Assignment shall control.

17.	No Mortgagee in Possession. Nothing herein contained and no actions taken pursuant to this Assignment shall be construed as constituting Assignee a “Mortgagee in Possession.”

18.	Continuing Rights. The rights and powers of Assignee or any receiver hereunder shall continue and remain in full force and effect until all Indebtedness, including any deficiency remaining from a foreclosure sale, are paid in full, and shall continue after commencement of a foreclosure action and, if Assignee be the purchaser at the foreclosure sale, after foreclosure sale and until expiration of the equity of redemption.

19.	Time of the Essence. Time is of the essence with regard to the performance of the obligations of Assignor in this Assignment and each and every term, covenant and condition herein by or applicable to Assignor.

20.	Governing Law. This Assignment and the rights and obligations of all parties hereunder shall be governed by and construed in accordance with the laws of the state or commonwealth in which the Premises is located.

21.	Jurisdiction. The parties hereto irrevocably (a) agree that any suit, action or other legal proceeding arising out of or relating to this Assignment may be brought in a court of record in the state or commonwealth in which the Premises is located or in the courts of the United States of America located in such state or commonwealth, (b) consent to the non-exclusive jurisdiction of each such court in any suit, action or proceeding, and (c) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Nothing contained herein shall prevent Assignee from bringing any action or exercising any rights against any security given to Assignee by Assignor, or against Assignor personally, or against any property of Assignor, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state or commonwealth which shall govern the rights and obligations of Assignor and Assignee hereunder.

22.	Captions. The captions to the sections of this Assignment are for convenience only and shall not be deemed part of the text of the respective sections and shall not vary, by implication or otherwise, any of the provisions of this Assignment.

23.	Notices. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party’s address as set forth in the Preamble of this Assignment or to such other address as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three days after the mailing thereof by certified mail or one day after the sending thereof by overnight carrier.

24.	Severability. The parties hereto intend and believe that each provision of this Assignment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or any portion of any provision contained in this Assignment is held by a court of law to be invalid, illegal, unlawful, void or unenforceable as written in any respect, then it is the intent of all parties hereto that such portion or provision shall be given force to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion or provision was not contained therein, and the rights, obligations and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

25.	Cross-Collateralization. Assignor acknowledges that Assignee has made the Loan to Assignor upon the security of its collective interest in the Collateral and in reliance upon the aggregate of the Collateral taken together being of greater value as collateral security than the sum of security taken separately. Assignor agrees that each of the Loan Documents are and will be cross collateralized and cross defaulted with each other so that an Event of Default under any of Loan Documents shall constitute an Event of Default under each of the other Loan Documents and such cross collateralization shall in no event be deemed to constitute a fraudulent conveyance and Assignor waives any claims related thereto.

26.	Successors and Assigns. This Assignment and each and every covenant, agreement and other provision hereof shall be binding upon Assignor and its successors and assigns, including, without limitation each and every person or entity that may, from time to time, be record owner of the Premises or any other person having an interest therein, shall run with the land and shall inure to the benefit of Assignee and its successors and assigns. As used herein the words “successors and assigns” shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Assignment. Nothing in this section shall be construed to constitute consent by Assignee to assignment of this Assignment by Assignor.

27.	No Oral Modification. This Assignment may not be modified or discharged orally, but only by an agreement in writing signed by Assignor and Assignee.

28.	Costs of Enforcement. Assignor agrees to pay the costs and expenses, including but not limited to attorneys’ fees and legal expenses incurred by Assignee in the exercise of any right or remedy available to it under this Assignment. If Assignee retains attorneys to enforce any of the terms of this Assignment or any of the Loan Documents or because of the breach by Assignor of any of the terms thereof or for the recovery of any Indebtedness, Assignor shall pay to Assignee attorneys’ fees and all costs and expenses, whether or not an action is actually commenced and the right to such attorneys’ fees and all costs and expenses shall be deemed to have accrued on the date such attorneys are retained, shall include fees and costs in connection with litigation, arbitration, mediation, bankruptcy and/or administrative proceedings, and shall be enforceable whether or not such action is prosecuted to judgment and shall include all appeals. Attorneys’ fees and expenses shall for purposes of this Assignment include all paralegal, electronic research, legal specialists and all other costs in connection with that performance of Assignee’s attorneys. If Assignee is made a party defendant of any litigation concerning this Assignment or the Premises or any part thereof or therein, or the maintenance, operation or the occupancy or use thereof by Assignor, then Assignor shall indemnify, defend and hold Assignee harmless from and against all liability by reason of said litigation, including attorneys’ fees and all costs and expenses incurred by Assignee in any such litigation or other proceedings, whether or not any such litigation or other proceedings is prosecuted to judgment or other determination.

29.	Attorney’s Fees. Notwithstanding anything to the contrary contained in this Assignment or any other Loan Documents, or the language of N.C.G.S. Sec. 6-212, “legal fees,” “legal expenses,” “attorneys’ fees,” “reasonable attorney fees” and similar expressions used in this Assignment and the other Loan Documents shall mean the amount actually charged by the attorneys (based on time actually spent and customary hourly rates) retained by Lender in exercising its rights under this Assignment and the other Loan Documents.

30.	Waiver of Jury Trial. SUBJECT TO APPLICABLE LAW, ASSIGNEE BY ITS ACCEPTANCE HEREOF AND ASSIGNOR HEREBY VOLUNTARILY, KNOWINGLY, AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS ASSIGNMENT OR CONCERNING THE INDEBTEDNESS AND/OR ANY COLLATERAL SECURING SUCH INDEBTEDNESS, REGARDLESS OF WHETHER SUCH ACTION OR PROCEEDING CONCERNS ANY CONTRACTUAL OR TORTIOUS OR OTHER CLAIM. ASSIGNOR ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO ASSIGNEE IN EXTENDING CREDIT TO ASSIGNOR, THAT ASSIGNEE WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT ASSIGNOR HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

[Signature page follows.]

IN WITNESS WHEREOF, Assignor has caused this Assignment of Leases and Rents to be executed as of the date first above written.

CHARLOTTE 3 PARK MHP LLC,
a North Carolina limited liability company

By:	Manufactured Housing Properties, Inc.
Its:	Sole Member

By:	/s/ Michael Z. Anise
Michael Z. Anise, President

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

I         Janalyn Bailey                      , certify that the following person personally appeared before me this day, acknowledging to me that he voluntarily signed the foregoing document on behalf of Charlotte 3 Park MHP LLC for the purpose stated therein and in the capacity indicated: Michael Z. Anise, as President of Manufactured Housing Properties, Inc., the Sole Member of Charlotte 3 Park MHP LLC.

Date: April 14, 2022.

/s/ Janalyn Bailey
Official Signature of Notary

Janalyn Bailey
Notary’s printed or typed name, Notary Public

(Official Seal)

	My commission expires:	03/25/2024

EXHIBIT A

LEGAL DESCRIPTION

TRACT 1

A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID: COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OFWAY); THENCE S62°36'52”W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A l-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112) AND THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34'15"W FOR A DISTANCE OF 321.28 FEET; THENCE ALONG THE EASTERLY & NORTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY ALAN WITHROW TRUSTEE (DB 1003 PG 63); THENCE ALONG SAID WITHROW LANDS FOR THE FOLLOWING COURSES AND DISTANCES: N30°31'45"W FOR A DISTANCE OF 120.00 FEET; S62°34'15"W FOR A DISTANCE OF 150.00 FEET; S30°31'45"E FOR A DISTANCE OF 120.00 FEET TO A IRON ROD; THENCE S27°20'01"E ALONG WESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR A DISTANCE OF 39.21 FEET TO 1/2-INCH IRON ROD; THENCE ALONG THE NORTH-NORTHWESTERLY LINES OF LANDS NOW OR FORMERLY OWNED BY LARKIN (DB 12141 PG 252) FOR THE FOLLOWING COURSES AND DISTANCES: S61°02'38"W OR A DISTANCE OF 114.16 FEET TO A l-INCH IRON PIPE; S25°28'42"E FOR A DISTANCE OF 108.74 FEET TO A 1-INCH IRON PIPE; THENCE S58°18'00"W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY SAID LARKIN AND COCHRAN (DB 15878 PG 63) FOR A DISTANCE OF 179.33 FEET; THENCE S54°14'00"W ALONG THE NORTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY ROOT (DB 16614 PG 365) FOR A DISTANCE OF 126.72 FEET TO A l-INCH IRON PIPE IN THE CENTER OF AND OLD RAILROAD BED PRESENTLY KNOWN AS THE CAROLINA & NORTHWESTERN RAIL TRAIL; THENCE ALONG SAID RAILROAD BED FOR THE FOLLOWING COURSES AND DISTANCES: N05°49'03”W FOR A DISTANCE OF 337.84 FEET; N02°32'19"W FOR A DISTANCE OF 307.26 FEET; N03°51'48"W FOR A DISTANCE OF 73.17 FEET TO A 1/2-INCH IRON ROD; NORTHERLY 401.03 FEET ALONG A,CURVE TO THE RIGHT, CONCAVE TO THE EAST, HAVING A CENTRAL ANGLE OF 18°32'49", A RADIUS OF 1238.87 FEET, AND A CHORD BEARING AND DISTANCE OF N02°55'03"E AND 399.28 FEET TO AN IRON ROD WITH AEI CAP ON THE SOUTHERLY RIGHT-OF-WAY LINE OF N. CONGRESS STREET (VARIABLE RIGHT-OF-WAY); THENCE ALONG THE WESTERLYSOUTHERLY LINES OF LANDS NOW OR FORMERLY OWNED BY NORMAN (DB 15601 PG 217) FOR THE FOLLOWING COURSES AND DISTANCES: S48°17'49"E FOR A DISTANCE OF 58.32 FEET TO 3/4-INCH IRON PIPE; S43°09'44"E FOR A DISTANCE OF 350.27 FEET TO A 5/8-INCH IRON ROD; N47°17'03"E FOR A DISTANCE OF 162.98 FEET TO A 5/8 INCH REBAR; THENCE N52°45'29"E ALONG THE SOUTHERLY LINE OF LANDS NOW OR FORMERLY OWNED BY KURTH (DB 15864 PG 294), ROBINSON (DB 1311 PG 11), AND MCDOWELL (DB 16232 PG 312) FOR A DISTANCE OF 329.18 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF SAID HALL STREET; THENCE S29°40'38"E ALONG SAID HALL STREET RIGHT-OF-WAY LINE FOR A DISTANCE OF 330.33 FEET TO A 1/2·INCH IRON ROD; THENCE ALONG THE NORTHERLYWESTERLY BOUNDARY OF SAID TABERNACLE CHURCH LANDS FOR THE FOLLOWING COURSE AND DISTANCES: S62"06'38"W FOR A DISTANCE OF 202.35 FEET TO A 2-INCH IRON PIPE; S27°37'52"E FOR A DISTANCE OF 197.51 FEET TO THE POINT OF BEGINNING OF SAID TRACT. SAID TRACT CONTAINING 11.219 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

TRACT 2

A TRACT OF LAND SITUATED IN YORK COUNTY, SOUTH CAROLINA, CITY OF YORK; SAID TRACT BEING THE SAME AS THAT RECORDED IN PLAT BOOK 34, PAGE 21, R.M.C. OFFICE OF AFORESAID COUNTY AND STATE; SAID TRACT BEING MORE PRACTICALLY DESCRIBED BY THE FOLLOWING METES AND BOUNDS, THE BEARINGS OF WHICH ARE BASED ON SOUTH CAROLINA GRID: COMMENCE AT A 1/2-INCH REBAR AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF HALL STREET (VARIABLE RIGHT-OF-WAY) WITH THE NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET (VARIABLE RIGHT-OFWAY); THENCE ALONG THE NORTH-NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID WOOD STREET FOR THE FOLLOWING COURSES AND DISTANCES: S62°36'52"W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE OF WOOD STREET FOR A DISTANCE OF 200.05 FEET TO A 1-INCH IRON PIPE AT THE SOUTHWESTERLY CORNER OF LANDS NOW OR FORMERLY OWNED BY TABERNACLE OF PARISE FULL GOSPEL CHURCH (DB 12141 PG 112); S62°34'15"W FOR A DISTANCE OF 321.28 FEET TO THE POINT OF BEGINNING OF THE TRACT HEREIN DESCRIBED; THENCE CONTINUE ALONG SAID RIGHT-OF-WAY S62°34'15"W FOR A DISTANCE OF 150.00 FEET TO A 1/2-INCH ROD; THENCE ALONG THE EASTERLYSOUTHERLY-WESTERLY BOUNDARY OF LANDS NOW OR FORMERLY OWNED BY MEADOWBROOK MHP (DB 913 PG 208) FOR THE FOLLOWING COURSES AND DISTANCES: N30°31'45"W FOR A DISTANCE OF 120.00 FEET; N62°34'15"E FOR A DISTANCE OF 150.00 FEET; S30°31'45"E FOR DISTANCE OF 120.00 FEET TO THE POINT OF BEGINNING OF SAID TRACT. SAID TRACT CONTAINING 0.413 ACRES AS DEPICTED ON AN ALTA/NSPS LAND TITLE SURVEY PREPARED BY AEI CONSULTANTS (JOB 408173).

DERIVATION: This being the same property conveyed to Charlotte 3 Park MHP LLC by deed from CHR VIII-PCP MHC Charlotte Meadowbrook, LLC, dated December 17, 2021, and recorded December 28, 2021 in Record Book 19876, Page 1, York County Registry.